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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported): December 22, 1998



                       PEOPLES EDUCATIONAL HOLDINGS, INC.
          ----------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


           Minnesota                   2-86551C                  41-1368898
           ---------                   --------                  ----------
(State or other jurisdiction         (Commission              (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)



        230 W. Passaic Street, Maywood NJ                       07607
        ---------------------------------                       -----
      (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code: (201) 712-1142

Registrant's former name: Concourse Corporation


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ITEM 5.  OTHER EVENTS.

         On December 22, 1998, Peoples Educational Holdings, Inc. (the "Company") held a Regular Meeting of Shareholders. The holders of 57,587,663 votes, 98.10% of the outstanding voting power of the Company, were represented in person or by proxy at the meeting. The following matters were submitted to a vote of security holders, and approved, at the meeting:

(a)  The following persons were elected to the Company's Board of Directors:



                                                                       Votes
                                             Votes For                Withheld
                                             ---------                --------

John C. Bergstrom                           57,586,663                 1,000

Roy E. Mayers                               57,518,463                69,200

James J. Peoples                            57,518,663                69,000

Anton J. Christianson                       57,518,663                69,000

Diane M. Miller                             57,518,663                69,000


(b) A proposal to change the name of the Company from "Concourse Corporation" to "Peoples Educational Holdings, Inc." was approved. The following summarizes the voting with respect to the proposal:


Votes For:                 57,569,791
Votes Against:                 14,372
Abstain:                        3,500



(c) A proposal to effect a 20-to-1 Reverse Stock Split and to increase the number of authorized shares was approved. As a result, effective December 31, 1998, the reverse stock split occurred and the Company's authorized capital stock consists of 25,000,000 shares, par value $.02 per share, consisting of 15,000,000 common shares and 10,000,000 undesignated shares. Fractional shares resulting from the reverse stock split were rounded up. The following summarizes the voting with respect to the proposal:

Votes For:                 57,564,945
Votes Against:                 15,918
Abstain:                        6,800

(d) A proposal to approve and ratify the 1998 Stock Plan and to increase the number of shares of common stock reserved for issuance of awards thereunder was approved. The following summarizes the voting with respect to the proposal:




Votes For:                 57,163,948
Votes Against:                141,718
Abstain:                       80,399

(e) A proposal to ratify the appointment of McGladrey & Pullen LLP as independent public accountants was approved. The following summarizes the voting with respect to the proposal:

Votes For:                 57,579,657
Votes Against:                    500
Abstain:                        7,506



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           PEOPLES EDUCATIONAL HOLDINGS, INC.



Dated:  January 15, 1999                   By    /s/ James J. Peoples
                                                 -------------------------------
                                                 James J. Peoples, Chairman,
                                                   President and Chief
                                                   Executive Officer










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